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                                                                    EXHIBIT 21.1



                                  SUBSIDIARIES


DIRECT

John Q. Hammons Hotels Finance Company
John Q. Hammons Hotels Finance Company II
John Q. Hammons Hotels Finance Company III
John Q. Hammons Hotels Two, L.P.
John Q. Hammons Hotels Revocable Trust
J.Q.H., Inc.

INDIRECT

Food and Beverage Holding Company Inc.
John Q. Hammons Hotels - Montgomery, L.P.
Hammons, Inc.
Forty-Four Catering Co., Inc.
Sandia Catering Co., Inc.
Greystone Catering Co., Inc.
I-205 Catering Co., Inc.
I-44 SGF Catering Co., Inc.
380 Catering Co., Inc.
40 Catering Co., Inc.
29 Catering Co., Inc.
River Catering Co., Inc.
Atrium Catering Co., Inc.
Bay Bridge Western
Plaza Catering Co., Inc.
West Loop Catering Co., Inc.
Fresno Catering Co., Inc.
River Atrium Catering Co., Inc.
I-35 Catering Co., Inc.
Green Hills Catering Co., Inc.
University Park Catering Co., Inc.
Denver I-70 East, Inc.
Tucson Catering Co., Inc.
Reno Catering Co., Inc.
Bakersfield Catering Co., Inc.
BG Catering Co., Inc.
Chateau Catering Co., Inc.
Raleigh Hotel Company
Charleston Catering Co., Inc.
CLT-Renaissance Catering Co., Inc.
Coral Springs Catering Co., Inc.
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Quad City Catering Co., Inc.
Franklin/Crescent Catering Co., Inc.
I-37, Inc.
40 Catering Co., Inc.
I-37, Inc.
Jefferson Catering Co., Inc.
Tiffany Greens Golf Club Corporation
Tiffany Suites Hotel, Inc.
Lincoln P Street Catering Co., Inc.
Chenal Catering Co., Inc.
JQH Club Corp.
Tallapoosa Catering Co., Inc.
OKC-Myriad Gardens Catering Co., Inc.
Howard Street Catering Co., Inc.
I-5 Catering Co., Inc.
Richardson Club Company
Sac-South Catering Co., Inc.
Sioux Falls Convention/Arena Catering Co., Inc.
Sioux Falls Catering Co., Inc.
Atrium Catering Co., Inc. (Beer Permit)
The Tower Club of Springfield
U.P. Catering Co., Inc.
Cafe SGF Catering Co., Inc.
SGF/Residence Catering Co., Inc.
WGV Resort Catering Co., Inc.
Tampa-USF Catering Co., Inc.
Topeka/Maner Catering Co., Inc.
Tucson Marriott University Park Catering Co., Inc.
R-2 Catering Co., Inc.
Denver Northglenn Operating Co.



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